UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2011 (August 17, 2009)

mPHASE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-24969	22-2287503
(State or Other Jurisdiction of Identification No.)	(Commission File Number)	(IRS Employer Incorporation)

587 Connecticut Ave., Norwalk, CT 06854-0566
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (203) 838-2741

Explanatory Note

This Form 8-K/A is being filed for the purpose of correcting the description of Exhibit 99.2 and indicating that portions of that exhibit have been omitted pursuant to a request for confidential treatment.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.2	Secured & Collateralized Promissory Note (Portions omitted pursuant to a request for confidential treatment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPHASE TECHNOLOGIES

Date: February 11 , 2011	By: /s/ Martin S. Smiley
Martin S. Smiley
Executive Vice President,
Chief Financial Officer and General Counsel